UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

NOVAGOLD RESOURCES INC.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(2)	Aggregate number of securities to which transaction applies:
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[ ]	Fee paid previously with preliminary materials:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOVAGOLD IMPORTANT ANNUAL MEETING INFORMATION C 1234567890 + MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Have questions about this notice? Call the Toll Free Number below or scan the QR code to find out more Toll Free - 1-866-964-0492 www.computershare.com/ noticeandaccess Shareholder Meeting Notice( 1234 5678 9012 345) Important Notice Regarding the Availability of Proxy Materials for NOVAGOLD RESOURCES INC. Annual and Special Meeting to be Held on June 5, 2014 The Canadian securities regulators have adopted new policies which permit the use of notice-and-access for proxy solicitation instead of the traditional physical delivery of proxy materials. The Company is availing itself of the new notice-and-access policies and as a result, you will not be receiving a paper copy of the proxy materials in respect of the Annual and Special Meeting unless specifically requested in accordance with the instructions in this Notice. You are receiving this notice to advise that the proxy materials for the above noted meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the meeting are on the reverse side. Your vote is important! In order to comply with the policies adopted by the Canadian securities regulators and the rules of the U.S. Securities and Exchange Commission, NOVAGOLD RESOURCES INC. will mail this communication to you twice. The first mailing will include this communication only and the second mailing will include this communication together with the proxy that can be used to vote your shares at the Annual and Special Meeting. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Management Information Circular and annual report to shareholders are available at: http://www.envisionreports.com/novagold_2014 or www.sedar.com Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Under notice-and-access, proxy materials will be available for viewing up to one year from the date of posting. Shareholders with questions about notice and access can contact the Company’s transfer agent by calling Computershare Investor Services Inc. toll free at 1-866-964-0492. Obtaining a Paper Copy of the Proxy Materials - If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 26, 2014 to facilitate timely delivery.
N R I Q

Shareholder Meeting Notice

The NOVAGOLD RESOURCES INC. Annual and Special Meeting of Shareholders will be held on June 5, 2014 at The Metropolitan Hotel, 645 Howe Street, Vancouver, British Columbia, V6C 2Y9, Canada, at 3:00pm (Pacific Daylight Time).

VOTING ITEMS

The Board of Directors recommends you vote FOR the following:

1 **Election of Directors**

Nominees

01 Sharon Dowdall	02 Dr. Marc Faber	03 Dr. Thomas Kaplan	04 Gregory Lang	05 Gillyeard Leathley
06 Igor Levental	07 Kalidas Madhavpeddi	08 Gerald McConnell	09 Clynton Nauman	10 Rick Van Nieuwenhuyse
11 Anthony Walsh				

The Board of Directors recommends you vote FOR the following:

2 **Appointment of Auditors:** Appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration. See "Appointment of Auditors" as set out in the Management Information Circular dated April 11, 2014.

3 **Approval of Amendment and Restatement of the Stock Award Plan:** To approve certain amendments to the Company's Stock Award Plan and approve all unallocated entitlements under the Stock Award Plan. See "Additional Matters to be Acted Upon" as set out in the Management Information Circular dated April 11, 2014.

4 **Approval of Amendment and Restatement of the Performance Share Unit Plan:** To approve certain amendments to the Company's Performance Share Unit Plan and approve all unallocated entitlements under the Performance Share Unit Plan. See "Additional Matters to be Acted Upon" as set out in the Management Information Circular dated April 11, 2014.

5 **Approval of Amendment and Restatement of the Deferred Share Unit Plan:** To approve certain amendments to the Company's Deferred Share Unit Plan and approve all unallocated entitlements under the Deferred Share Unit Plan, and to ratify all prior issuances of Deferred Share Units under the Deferred Share Unit Plan. See "Additional Matters to be Acted Upon" as set out in the Management Information Circular dated April 11, 2014.

6 **Approval of Non-Binding Advisory Vote on Executive Compensation:** To approve a non-binding resolution approving the compensation of the Company's Named Executive Officers. See "Additional Matters to be Acted Upon" as set out in the Management Information Circular dated April 11, 2014.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

7 **Frequency of Non-Binding Advisory Vote on Executive Compensation:** To approve a non-binding resolution on the frequency of holding a non-binding vote on the compensation of the Company's Named Executive Officers. See "Additional Matters to be Acted Upon" as set out in the Management Information Circular dated April 11, 2014.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must either vote online or request a paper copy of the proxy materials and a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Registered Shareholders have two methods by which they can vote their shares at the Annual and Special Meeting, namely in person or by proxy. To assure your representation at the Annual and Special Meeting, please complete, sign, date and return the proxy that is delivered to you. Sending your proxy will not prevent you from voting in person at the Meeting.

Shareholders who do not wish to attend the Annual and Special Meeting or do not wish to vote in person can vote by proxy. A registered Shareholder must return the completed proxy to the Company:

(a) by delivering the proxy to the Toronto office of the Company's transfer agent, Computershare, at its office at 100 University Avenue, 8th Floor, Toronto, Ontario, Canada M5J 2Y1, for receipt not later than June 3, 2014 at 6:00 p.m. Eastern time (3:00 p.m. Pacific time);

(b) by fax to the Toronto office of Computershare, Attention: Proxy Tabulation at 416-263-9524 or 1-866-249-7775, not later than June 3, 2014 at 6:00 p.m. Eastern time (3:00 p.m. Pacific time); or

(c) by internet http://www.envisionreports.com/novagold_2014 not later than June 3, 2014 at 6:00 p.m. Eastern time (3:00 p.m. Pacific time).

How to Obtain Paper Copies of the Proxy Materials

Shareholders may request to receive paper copies of the current meeting materials by mail at no cost. Requests for paper copies may be made using your Control Number located in the shaded bar on the reverse side of this notice. To ensure you receive the materials in advance of the voting deadline and meeting date, all requests must be received no later than May 26, 2014.

Request materials:

BY TELEPHONE: Call Toll Free, within North America – 1-866-962-0498 or direct, from Outside of North America – (514)982-8716 and enter your Control Number located in the shaded bar on the reverse side.

BY INTERNET: http://www.envisionreports.com/novagold_2014

BY EMAIL: Send email to service@computershare.com with "Proxy Materials NovaGold Resources Inc. in the subject line. Include in the message your full name and address, plus the Control Number located in the shaded bar on the reverse side of this notice, and state in the email that you want a paper copy of current meeting materials.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be submitted by May 26,2014.

To obtain paper copies after the meeting date, please contact 1-866-669-6227.

14MA14182_011HNI

M72060-P51568 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 5, 2014. NOVAGOLD RESOURCES INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 10, 2014 Date: June 5, 2014 Time: 3:00 PM Location: Metropolitan Hotel Vancouver, Connaught Room 645 Howe Street Vancouver, British Columbia Canada V6C 2Y9 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

—           Before You Vote — How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement3. NI card How to View Online: Have the information that is printed in the box marked by the arrow —— | XXXX XXXX XXXX | (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1)BY INTERNET: www.proxyvote.com 2)BY TELEPHONE: 1 -800-579-1639 3)BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow —— | XXXX XXXX XXXX | (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 21, 2014 to facilitate timely delivery. —How To Vote — Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow —— | XXXX XXXX XXXX | (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. M72062-P51568

Voting Items The Board of Directors recommends you vote FOR the following: 1.  Election of Directors Nominees: 01)Sharon Dowdall07)Kalidas Madhavpeddi 02)Dr. Marc Faber08)Gerald McConnell 03)Dr. Thomas Kaplan09)Clynton Nauman 04)Gregory Lang10)Rick Van Nieuwenhuyse 05)Gillyeard Leathley11)Anthony Walsh 06)Igor Levental The Board of Directors recommends you vote FOR the following proposals: 2. Appointment of Auditors: Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company for the fiscal year ending November 30, 2014, and authorizing the Directors to fix their remuneration. See disclosure under the heading "Appointment of Auditors" as set out in the Management Information Circular dated April 11, 2014. 3. Approval of Amendment and Restatement of the Stock Award Plan: To approve certain amendments to the Company's Stock Award Plan and approve the Stock Award Plan, as amended and restated and all unallocated entitlements under the Stock Award Plan. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated April 11, 2014. 5. Approval of the Deferred Share Unit Plan: To approve certain amendments to the Company's Deferred Share Unit Plan and approve all unallocated entitlements under the Deferred Share Unit Plan. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated April 11, 2014. 6.  Approval of Non-Binding Advisory Vote on Executive Compensation: To approve a non¬binding resolution approving the compensation of the Company's Named Executive Officers. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated April 11, 2014. The Board of Directors recommends you vote 1 year on the following proposal: 7.Frequency of Non-Binding Advisory Vote on Executive Compensation: To approve a non¬binding resolution on the frequency of holding a non-binding vote on the compensation of the Company's Named Executive Officers. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated April 11, 2014. 4. Approval of Amendment and Restatement of the Performance Share Unit Plan: To approve certain amendments to the Company's Performance Share Unit Plan and approve the Performance Share Unit Plan, as amended and restated and all unallocated entitlements under the Performance Share Unit Plan. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated April 11, 2014. M72063-P51568

Voting Instructions

M75004-P51568 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 5, 2014. NOVAGOLD RESOURCES INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 10, 2014 Date: June 5, 2014 Time: 3:00 PM PDT Location: The Metropolitan Hotel Connaught Room 645 Howe Street Vancouver, British Columbia Canada V6C 2Y9 You are receiving this communication because you hold shares in the company named above. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

M75005-P51568 —  Before You Vote — How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report  2. Notice & Proxy Statement  3. NI card How to View Online: Have the information that is printed in the box marked by the arrow —— | XXXX XXXX XXXX | (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1)  BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1 -800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow —— | XXXX XXXX XXXX | (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 21, 2014 to facilitate timely delivery. —           How To Vote — Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ^— | XXXX XXXX XXXX | (located on the following page) available and follow the instructions. Vote By Telephone: To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions. Vote By Mail: Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting Items

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. **Election of Directors**	☐	☐	☐

Nominees:

01) Sharon Dowdall
02) Dr. Marc Faber
03) Dr. Thomas Kaplan
04) Gregory Lang
05) Gillyeard Leathley
06) Igor Levental
07) Kalidas Madhavpeddi
08) Gerald McConnell
09) Clynton Nauman
10) Rick Van Nieuwenhuyse
11) Anthony Walsh

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. **Appointment of Auditors:** Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company for the fiscal year ending November 30, 2014, and authorizing the Directors to fix their remuneration. See disclosure under the heading "Appointment of Auditors" as set out in the Management Information Circular dated April 11, 2014.	☐	☐	☐
3. **Approval of Amendment and Restatement of the Stock Award Plan:** To approve certain amendments to the Company's Stock Award Plan and approve the Stock Award Plan, as amended and restated and all unallocated entitlements under the Stock Award Plan. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated April 11, 2014.	☐	☐	☐
4. **Approval of Amendment and Restatement of the Performance Share Unit Plan:** To approve certain amendments to the Company's Performance Share Unit Plan and approve the Performance Share Unit Plan, as amended and restated and all unallocated entitlements under the Performance Share Unit Plan. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated April 11, 2014.	☐	☐	☐
5. **Approval of Amendment and Restatement of the Deferred Share Unit Plan:** To approve certain amendments to the Company's Deferred Share Unit Plan and approve all unallocated entitlements under the Deferred Share Unit Plan. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated April 11, 2014.	☐	☐	☐
6. **Approval of Non-Binding Advisory Vote on Executive Compensation:** To approve a non-binding resolution approving the compensation of the Company's Named Executive Officers. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated April 11, 2014.	☐	☐	☐

The Board of Directors recommends you vote 1 year on the following proposal:

	1 Year	2 Years	3 Years	Abstain
7. **Frequency of Non-Binding Advisory Vote on Executive Compensation:** To approve a non-binding resolution on the frequency of holding a non-binding vote on the compensation of the Company's Named Executive Officers. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated April 11, 2014.	☐	☐	☐	☐

M75006-P51568

M75007-P51568 n Non-Voting Items PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE □ THESE SHARES IN PERSON Voting Instructions  Signature 1 - (Please sign on line)   Signature 2 - (Joint Owners)Date - (Please print date)

NOVAGOLD Computershare 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com 000001 Mr A Sample Designation (if any) Security Class COMMON SHARES Add1 Add2 add3 add4 add5 add6 Holder Account Number C1234567890 XXX Fold Form of Proxy - Annual and Special Meeting to be held on June 5, 2014 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1.Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3.  This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4.   If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5.  The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6.  The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7.   This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 3:00 PM (Pacific Daylight Time) on June 3, 2014. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 123456789012345 • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free • Smartphone? Scan the QR code to vote now. • Go to the following web site: www.investorvote.com 14MA14182_011HVA CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE

C1234567890

XXX 123

Appointment of Proxyholder

I/We, being holder(s) of NOVAGOLD RESOURCES INC. hereby appoint: Dr. Thomas Kaplan, or failing him, Gregory Lang, or failing him, David Deisley, or failing him, David Ottewell,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of shareholders of NOVAGOLD RESOURCES INC. to be held at The Metropolitan Hotel, 645 Howe Street, Vancouver, British Columbia, V6C 2Y9, Canada, on June 5, 2014 at 3:00 PM (Pacific Daylight Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Sharon Dowdall	☐	☐	02. Dr. Marc Faber	☐	☐	03. Dr. Thomas Kaplan	☐	☐
04. Gregory Lang	☐	☐	05. Gillyeard Leathley	☐	☐	06. Igor Levental	☐	☐
07. Kalidas Madhavpeddi	☐	☐	08. Gerald McConnell	☐	☐	09. Clynton Nauman	☐	☐
10. Rick Van Nieuwenhuyse	☐	☐	11. Anthony Walsh	☐	☐			

Fold

	For	Withhold
2. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
3. Approval of Amendment and Restatement of the Stock Award Plan Approve certain amendments to the Company's Stock Award Plan and approve all unallocated entitlements under the Stock Award Plan.	☐	☐
4. Approval of Amendment and Restatement of the Performance Share Unit Plan Approve certain amendments to the Company's Performance Share Unit Plan and approve all unallocated entitlements under the Performance Share Unit Plan.	☐	☐
5. Approval of Amendment and Restatement of Deferred Share Unit Plan Approve certain amendments to the Company's Deferred Share Unit Plan and approve all unallocated entitlements under the Deferred Share Unit Plan, and to ratify all prior issuances of Deferred Share Units under the Deferred Share Unit Plan.	☐	☐
6. Approval of Non-Binding Advisory Vote on Executive Compensation A non-binding resolution approving the compensation of the Company's Named Executive Officers.	☐	☐

Fold

	1 Year	2 Years	3 Years	Abstain
7. Frequency of Non-Binding Advisory Vote on Executive Compensation A non-binding resolution on the frequency of holding a non-binding vote on the compensation of the Company's Named Executive Officers.	☐	☐	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

MM / DD / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Information Circular – Mark this box if you would like to receive the Information Circular by mail for the next securityholders' meeting. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

NRIQ 049481 XXXX AR1 999999999999

14MA14182_011HWA

NOVAGOLD Computershare 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com 000001 Mr A Sample Designation (if any) Security Class PLANS Add1 Add2 add3 add4 add5 add6 Holder Account Number C1234567890 XXX Fold Form of Proxy - Annual and Special Meeting to be held on June 5, 2014 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2.  If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4.  If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7.  This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8.  This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 3:00 PM (Pacific Daylight Time) on June 3, 2014. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 123456789012345 • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free c • Smartphone? Scan the QR code to vote now. • Go to the following web site: www.investorvote.com 14MA14182_011HXA CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE

C1234567890

XXX 123

Appointment of Proxyholder

I/We, being holder(s) of NOVAGOLD RESOURCES INC. hereby appoint: Dr. Thomas Kaplan, or failing him, Gregory Lang, or failing him, David Deisley, or failing him, David Ottewell,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of shareholders of NOVAGOLD RESOURCES INC. to be held at The Metropolitan Hotel, 645 Howe Street, Vancouver, British Columbia, V6C 2Y9, Canada, on June 5, 2014 at 3:00 PM (Pacific Daylight Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Sharon Dowdall	☐	☐	02. Dr. Marc Faber	☐	☐	03. Dr. Thomas Kaplan	☐	☐
04. Gregory Lang	☐	☐	05. Gillyeard Leathley	☐	☐	06. Igor Levental	☐	☐
07. Kalidas Madhavpeddi	☐	☐	08. Gerald McConnell	☐	☐	09. Clynton Nauman	☐	☐
10. Rick Van Nieuwenhuyse	☐	☐	11. Anthony Walsh	☐	☐			

Fold

	For	Withhold
2. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
3. Approval of Amendment and Restatement of the Stock Award Plan Approve certain amendments to the Company's Stock Award Plan and approve all unallocated entitlements under the Stock Award Plan.	☐	☐
4. Approval of Amendment and Restatement of the Performance Share Unit Plan Approve certain amendments to the Company's Performance Share Unit Plan and approve all unallocated entitlements under the Performance Share Unit Plan.	☐	☐
5. Approval of Amendment and Restatement of Deferred Share Unit Plan Approve certain amendments to the Company's Deferred Share Unit Plan and approve all unallocated entitlements under the Deferred Share Unit Plan, and to ratify all prior issuances of Deferred Share Units under the Deferred Share Unit Plan.	☐	☐
6. Approval of Non-Binding Advisory Vote on Executive Compensation A non-binding resolution approving the compensation of the Company's Named Executive Officers.	☐	☐

Fold

	1 Year	2 Years	3 Years	Abstain
7. Frequency of Non-Binding Advisory Vote on Executive Compensation A non-binding resolution on the frequency of holding a non-binding vote on the compensation of the Company's Named Executive Officers.	☐	☐	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

MM / DD / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Information Circular – Mark this box if you would like to receive the Information Circular by mail for the next securityholders' meeting. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

N R I Q 0 4 9 4 8 1 X X X X A R 1 999999999999

14MA14182_011HYA

NOVAGOLD RESOURCES INC.
ANNUAL AND SPECIAL MEETING FOR HOLDERS AS OF 4/10/14
TO BE HELD ON 6/5/14

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date.

To vote by Internet

1) Go to website www.proxyvote.com.
2) Follow the instructions provided on the website.

To vote by Telephone

1) Call 1-800-454-8683.
2) Follow the instructions.

To vote by Mail

1) Check the appropriate boxes on the voting instruction form below.
2) Sign and date the voting instruction form.
3) Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M74750-P51568

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following materials are available at www.proxyvote.com:
Annual Report, Notice and Proxy Statement and NI card

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

01) Sharon Dowdall
02) Dr. Marc Faber
03) Dr. Thomas Kaplan
04) Gregory Lang
05) Gillyeard Leathley
06) Igor Levental
07) Kalidas Madhavpeddi
08) Gerald McConnell
09) Clynton Nauman
10) Rick Van Nieuwenhuyse
11) Anthony Walsh

For All ☐ **Withhold All** ☐ **For All Except** ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON ☐

The Board of Directors recommends you vote FOR the following proposals:

		For	Withhold
2.	**Appointment of Auditors** Appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

		For	Against
3.	**Approval of Amendment and Restatement of the Stock Award Plan** Approve certain amendments to the Company's Stock Award Plan and approve all unallocated entitlements under the Stock Award Plan.	☐	☐
4.	**Approval of Amendment and Restatement of the Performance Share Unit Plan** Approve certain amendments to the Company's Performance Share Unit Plan and approve all unallocated entitlements under the Performance Share Unit Plan.	☐	☐
5.	**Approval of Amendment and Restatement of the Deferred Share Unit Plan** Approve certain amendments to the Company's Deferred Share Unit Plan and approve all unallocated entitlements under the Deferred Share Unit Plan, and to ratify all prior issuances of Deferred Share Units under the Deferred Share Unit Plan.	☐	☐
6.	**Approval of Non-Binding Advisory Vote on Executive Compensation** A non-binding resolution approving the compensation of the Company's Named Executive Officers.	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

		1 Year	2 Years	3 Years	Abstain
7.	**Frequency of Non-Binding Advisory Vote on Executive Compensation** A non-binding resolution on the frequency of holding a non-binding vote on the compensation of the Company's Named Executive Officers.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

NOVAGOLD Computershare + Please return completed form to: Computershare 9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 Interim Financial Statements Mark this box if you would like to receive Interim Financial Statements by mail. Annual Financial Statements Mark this box if you would like to receive the Annual Financial Statements by mail. Financial Statements Request Form Under securities regulations, a reporting issuer must send annually a form to holders to request the Interim Financial Statements and MD&A and/or the Annual Financial Statements and MD&A. If you would like to receive the report(s) by mail, please make your selection and return to the address as noted or register online at www.computershare.com/mailinglist. Alternatively, you may choose to access the report(s) online at www.sedar.com. Computershare will use the information collected solely for the mailing of such financial statements. You may view Computershare's Privacy Code at www.computershare.com/privacy or by requesting that we mail you a copy. Please place my name on your financial statements mailing list. Name Apt. Street Number Street Name City Prov. / State Postal Code / Zip Code NRIQ 5 1 E T N N 51ETNN01 NRIQ.BEN_IA.E.15643.OUTSOURCED/000001/000001/i